SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 24, 2008
ETHOS ENVIRONMENTAL, INC.
(Exact name of registrant as specified in its charter)
Nevada	000-30237	88-0467241
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

6800 Gateway Park Drive San Diego, CA 92154
(Address of principal executive offices)
619-575-6800
(Registrant’s Telephone Number)

(Former name or former address, if changed since last report)

Copy of all Communications to: Luis Carrillo SteadyLaw Group, LLP 501 W. Broadway, Suite 800 San Diego, CA 92101 main phone: 619.399.3090 fax: 619.330.1888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

At the request of Ethos Environmental, Inc., Herguth Laboratories, Inc. performed a standard test for ash on the Ethos Fuel Reformulator ®.  The test results revealed that the Ethos Fuel Reformulator ® is over 99.999% ashless. The Certificate of Analysis, dated November 28, 2007, and supporting testing data is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits.

Exhibit No.	Description
99.1	Certificate of Analysis by Herguth Laboratories, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 24, 2008	Ethos Environmental, Inc.
By: /s/ Enrique de Vilmorin
Enrique de Vilmorin, President & CEO